Supplement dated July 3, 2000 to the currently effective Prospectus and Statement of Additional Information of each of the funds listed below

STOCK FUNDS
-----------
Kobrick Capital Fund
Kobrick Emerging  Growth Fund
Kobrick Growth Fund
Nvest Balanced Fund
Nvest Bullseye Fund
Nvest Capital Growth Fund
Nvest Equity Income Fund
Nvest Growth and Income Fund
Nvest Growth Fund
Nvest International Equity Fund
Nvest Star Advisers Fund
Nvest Star Small Cap Fund
Nvest Star Value Fund
Nvest Star Worldwide Fund

BOND FUNDS
----------
Nvest Bond Income Fund
Nvest Government Securities Fund
Nvest High Income Fund
Nvest Intermediate Term Tax Free Fund of California
Nvest Limited Term U.S. Government Fund
Nvest Massachusetts Tax Free Income Fund
Nvest Municipal Income Fund
Nvest Short Term Corporate Income Fund
Nvest Strategic Income Fund

MONEY MARKET FUNDS
------------------
Nvest Cash Management Trust - Money Market Series
Nvest Tax Exempt Money Market Trust

         Nvest, L.P., and its affiliated operating partnership, Nvest Companies, L.P., have entered into an agreement for CDC Asset Management to acquire all of their outstanding partnership units. CDC Asset Management is the investment management arm of France's Caisse des Depots Group, which is a major diversified financial institution. Nvest will be renamed CDC Asset Management-North America and it will continue to use the holding company structure. Nvest affiliates will retain their investment independence, brand names, management and operating autonomy. The transaction will not affect daily operations of the Funds or the investment management activities of the Funds' investment advisers and sub-advisers.

     Certain Nvest affiliates, namely, Nvest Funds Management, L.P.; Back Bay Advisors, L.P.; Capital Growth Management Limited Partnership; Harris Associates L.P.; Jurika & Voyles, L.P.; Kobrick Funds LLC; Loomis, Sayles & Company, L.P.; Vaughan, Nelson, Scarborough & McCullough, L.P.; and Westpeak Investment
Advisors, L.P. (collectively, the "Nvest Affiliates") serve as investment adviser or sub-adviser of the above-named funds.

         Consummation of the transaction with CDC is subject to a number of contingencies, including regulatory approvals and approval of the unitholders of Nvest, L.P. and Nvest Companies L.P. Under the rules for mutual funds the transaction may result in a change of control for the Nvest Affiliates and, therefore, an assignment of the Funds' investment advisory and sub-advisory agreements with the Nvest Affiliates, which generally is not permitted under the Investment Company Act of 1940. Consequently, it is anticipated that the Nvest Affiliates will seek approval of new agreements from the Funds' Board of Trustees and shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 2000.


                                                                     SP108-0600R